UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 23, 2003


                                IBT Bancorp, Inc.
                                -----------------
             (Exact name of Registrant as specified in its Charter)



     Pennsylvania                   0-25903                   25-1532164
     ------------                   -------                   ----------
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)           Identification Number)



309 Main Street, Irwin, Pennsylvania                           15642
-------------------------------------                          -----
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------




                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
----------------------------------------------------

            (c) Exhibits:

                  99.1     Press Release dated October 23, 2003


Item 12. Results of Operation and Financial Condition
-----------------------------------------------------

         On October 23, 2003, the Registrant issued a press release to report results of operations for the quarter ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   IBT Bancorp, Inc.





Date: October 23, 2003             By: /s/Charles G. Urtin
                                       -------------------------------------
                                       Charles G. Urtin
                                       President and Chief Executive Officer